BERGER GROWTH AND INCOME FUND

             SUPPLEMENT DATED NOVEMBER 2, 1998
                         to
           PROSPECTUS DATED DECEMBER 31, 1997

     Berger Associates Vice President Tino Sellitto has been appointed manager of the Berger Growth and Income
Fund.  Mr. Sellitto is succeeding Patrick S. Adams and
Sheila J. Ohlsson, the former co-managers for the Fund.

     Accordingly, the Investment Manager heading on page
16 of the Prospectus is amended to read in its entirety as follows:

     "Tino Sellitto, Vice President of Berger Associates,
is the investment manager of the Berger Growth and Income
Fund.   Mr. Sellitto joined Berger Associates as a senior
equity analyst in January 1998 and assumed management of the Fund in November 1998. Mr. Sellitto has 4 years of experience in the investment industry. Prior to that, Mr. Sellitto served as an account executive with an equipment distributor."